Exhibit 32.1

CERTIFICATIONS PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Annual Report on Form 10-K of Birner Dental Management Services, Inc., a Colorado corporation (the “Company”), for the fiscal year ended December 31, 2008, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, who are the Chief Executive Officer and the Chief Financial Officer of the Company, respectively, do each hereby certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to his knowledge:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934  (15 U.S.C. 78m or 78o(d)); and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:      March 27, 2009

     By:    /s/ Frederic W.J. Birner

Name:

Frederic W.J. Birner

 Title:

Chief Executive Officer

     By:    /s/ Dennis N. Genty

Name:    Dennis N. Genty

 Title:

Chief Financial Officer